UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

RENATUS TACTICAL ACQUISITION CORP I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42650	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1825 Ponce de Leon Blvd, Suite 260 Coral Gables, FL	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (645) 201-8586

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	RTACU	The Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share, included as part of the units	RTAC	The Nasdaq Global Market
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	RTACW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2026, Mr. Matan Fattal notified the Board of Directors (the “Board”) of Renatus Tactical Acquisition Corp. I (the “Company”) of his intention to resign as a director of the Company and as a member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee (the “Committees”), effective as of June 5, 2026. Mr. Fattal’s resignation was not the result of any dispute or disagreement with the Company or the Company’s Board on any matter relating to the operations, policies or practices of the Company.

On June 8, 2026, the Company notified Nasdaq that, due to Mr. Fattal’s resignation from the Audit Committee, the Company would no longer continue to satisfy the requirements of Nasdaq Listing Rule 5605(c)(2)(A), which requires the audit committee of a company with Nasdaq-listed securities to have a minimum of three members, each of whom satisfies the independence requirements set forth in Nasdaq Listing Rule 5605(a)(2).

In the Company’s notice to Nasdaq, the Company also informed Nasdaq of its temporary noncompliance with the continued listing requirements as set forth in Nasdaq Listing Rule 5605(b) regarding the composition of the Board, because there is no longer a majority of independent directors on the Board. Following Mr. Fattal’s resignation, the Board has two independent directors, two non-independent directors, and one vacant seat to be filled by a new independent director.

Additionally, the Company’s notice to Nasdaq stated that the Company intends to rely upon the cure periods provided by Nasdaq Listing Rule 5605(c)(4)(B) and 5605(b)(1)(A), which provide a cure period to regain compliance with Listing Rule 5605(c)(2)(A) and 5605(b), respectively. The Company is currently searching for an independent director to join the Company’s Board and Audit Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2026

RENATUS TACTICAL ACQUISITION CORP I

By:	/s/ Eric Swider
Name:	Eric Swider
Title:	Chief Executive Officer

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